UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

OceanTech Acquisitions I Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40450	85-2122558
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 Madison Avenue, Suite 8133 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 412-1272

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable Warrant	OTECU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	OTEC	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A common stock for $11.50 per share	OTECW	The NASDAQ Stock Market LLC

Item 8.01. Other Events.

On June 2, 2021, OceanTech Acquisitions I Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock, $0.0001 par value per share (“Common Stock”) and one redeemable warrant (“Public Warrant”), each whole Public Warrant exercisable into one share of Common Stock at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. Pursuant to the Underwriting Agreement, the underwriters in the IPO retain a 45-day option to purchase up to an aggregate of 1,500,000 additional Units to cover over-allotments, if any.

On June 2, 2021, simultaneously with the consummation of the IPO, the Company completed the private placement (“Private Placement”) of an aggregate 4,571,000 warrants (“Placement Warrants”), of which 3,871,000 Placement Warrants were purchased by OceanTech Acquisitions I Sponsors LLC and 700,000 Placement Warrants were purchased by Maxim Group LLC (and/or its designees), generating total proceeds of $4,571,000.

A total of $101,000,000, comprised of $100,000,000 of the proceeds from the IPO (which amount includes $3,500,000 of the underwriters’ deferred discount) and $4,571,000 of the proceeds of the sale of the Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of June 2, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Audited Balance Sheet as of June 2, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2021

OceanTech Acquisitions I Corp.

By:	/s/ Joseph Adir
Name:	Joseph Adir
Title:	Chief Executive Officer

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